SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]    Soliciting Material Pursuant to (ss.)240.14a-11(c) or (ss.)240.14a-12

                           Dreyfus A Bonds Plus, Inc.
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                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

Notes:
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PRELIMINARY COPY

                           DREYFUS A BONDS PLUS, INC.
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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
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To the Stockholders:

          A Special Meeting of Stockholders of Dreyfus A Bonds Plus, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Thursday, June 11, 1998 at 10:00 a.m., for the following purposes:

          1. To approve changes to certain of the Fund's investment restrictions.

          2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Stockholders of record at the close of business on April 27, 1998 will be entitled to receive notice of and to vote at the Fund's meeting.

                                             By Order of the Board

                                             Michael S. Petrucelli
                                             Assistant Secretary
New York, New York
May 6, 1998


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                       WE NEED YOUR PROXY VOTE IMMEDIATELY

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
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
PRELIMINARY COPY

                           DREYFUS A BONDS PLUS, INC.

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 11, 1998

          This proxy statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus A Bonds Plus, Inc. (the "Fund") to be used at the Special Meeting of Stockholders (the "Meeting") of the Fund to be held on Thursday, June 11, 1998 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Stockholders of record at the close of business on April 27, 1998 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of April 2, 1998, the Fund had 44,046,981.898 shares of common stock issued and outstanding.

          It is estimated that proxy materials will be mailed to stockholders of record on or about May 6, 1998. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-645- 6561.


                    PROPOSAL TO CHANGE CERTAIN OF THE FUND'S
                             INVESTMENT RESTRICTIONS


INTRODUCTION

          The Fund's investment objective is to provide investors with the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its investment objective by investing principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions. At least 80% of the value of the Fund's net assets consist of obligations of corporations which, at the time of purchase by the Fund, are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or are determined to be of comparable quality by The Dreyfus Corporation, and securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund currently may invest up to 20% of the value of its net assets in corporate obligations rated lower than A, but no lower than B, by Moody's and S&P, and may invest no more than 5% of its net assets in bonds rated Ba or B by Moody's and BB or B by S&P (the "20% Policy"). The Fund also may invest in mortgage-related securities, asset-backed securities, municipal obligations, zero coupon securities and, to a limited extent, money market instruments, including entering into repurchase agreements. In addition, the Fund may lend portfolio securities up to 10% of the value of its total assets and borrow money for temporary or emergency (not leveraging) purposes. Pursuant to the Fund's current investment restrictions, the Fund may not purchase preferred stocks, convertible debt obligations, convertible preferred stocks or, except under limited circumstances, securities of other investment companies, nor may it engage in futures and options transactions, foreign currency transactions or short-selling. The Fund proposes to change, subject to stockholder approval, these and certain other restrictions as described below to permit the Fund to purchase such securities and engage in such transactions. The Fund also intends to enter into forward roll transactions and to change the 20% Policy and its policy regarding borrowing as described below; these changes do not require stockholder approval.

          This Proposal does not involve any change to the Fund's investment objective. Management believes, however, that the Fund's assets may be invested more effectively if the permissible investments and investment techniques are broadened to include those described below. Management believes that in a rapidly changing market it is important for the Fund to have the flexibility to purchase a variety of instruments and engage in various investment techniques, because while under certain market conditions certain types of securities and investment techniques may be deemed most appropriate for purchase or use by the Fund, under other market conditions other types of securities and investment techniques may be deemed preferable. By expanding the universe of securities the Fund may purchase and the investment techniques in which the Fund may engage as noted herein, the Fund's management will be given the opportunity to adjust the Fund's portfolio from time to time in such manner as it then deems appropriate. The proposed securities in which the Fund would become entitled to invest and the investment techniques in which the Fund would be entitled to engage are described below and in the Appendix to this proxy statement.

          This Proposal involves changing the Fund's management policies and certain investment restrictions which are fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares. In addition, management believes it is appropriate to change, and/or redesignate as non-fundamental, certain other investment restrictions as described below. Non-fundamental policies may be changed by vote of the Fund's Board members at any time.

          The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies which may not be changed without stockholder approval. These policies relate to (a) the classification and subclassification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company. When the Fund was formed, its Board designated a number of other policies as fundamental, in large part in response to certain regulatory requirements or business or industry conditions that have changed, and adopted certain restrictions which now are believed to be unduly restrictive.

          To enable the Fund to broaden its permissible investments as described below, the Fund's Board, at a meeting held on March 9, 1998, unanimously approved changes in the Fund's investment restrictions and directed that this Proposal be submitted to stockholders for their approval.

          The Fund's Board also authorized the Fund to enter into forward roll transactions. The Board also approved a change to the Fund's policy regarding borrowing money to authorize the Fund to borrow for investment purposes, which is known as leveraging. Although the Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to invest up to 33-1/3% of the value of its total assets, the Fund currently borrows money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets. In addition, the Fund's Board approved a change in the 20% Policy to permit the Fund to invest up to 20% of the value of the Fund's net assets in securities rated below investment grade. Securities rated below investment grade carry a high degree of risk and are considered speculative by the credit rating agencies. These changes are NOT required to be submitted to stockholders for their approval and will be implemented by the Fund regardless of whether stockholders approve this Proposal. For a discussion of the risks related to forward roll transactions, leveraging and investing in securities rated below investment grade, see the Appendix to this proxy statement.

CHANGES TO MANAGEMENT POLICIES

          If each component of this Proposal is approved, the Fund would be permitted to purchase preferred stocks, convertible debt obligations, convertible preferred stocks and securities of other investment companies and engage in options and futures transactions, foreign currency transactions and short-selling, as described below. The Fund also would be permitted to lend portfolio securities up to 33-1/3% of the value of its total assets, the maximum percentage permitted under the 1940 Act. Currently, the Fund may lend portfolio securities up to 10% of its total assets. Stockholder approval for such changes to the Fund's management policies will be sought by a separate vote as set forth in the proxy card accompanying this proxy statement. FOR A MORE DETAILED DISCUSSION OF THESE ADDITIONAL PORTFOLIO SECURITIES AND INVESTMENT TECHNIQUES, AND THEIR RELATED RISKS, SEE THE APPENDIX TO THIS PROXY STATEMENT.


* PREFERRED STOCKS AND CONVERTIBLE SECURITIES. The Fund would be permitted to purchase preferred stocks and convertible securities. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.

* INVESTMENT COMPANY SECURITIES. The Fund would be permitted to invest, to the extent permitted under the 1940 Act, in securities of other investment companies which principally invest in securities of the type in which the Fund invests. Under the 1940 Act, purchasers of the securities of other investment companies, subject to certain exceptions, are limited to a maximum of (i) 3% of the total voting stock of any one investment company,
     (ii) 5% of the Fund's total assets with respect to any one investment company and (ii) 10% of the Fund's total assets in the aggregate. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses. Nonetheless, the Board believes that this change will provide the Fund greater flexibility to achieve its investment objective.

* OPTIONS AND FUTURES TRANSACTIONS. The Fund would be permitted to purchase and write (i.e., sell) call or put options. The Fund also would be permitted to enter into futures contracts and options on futures contracts. The principal reason for writing options is to realize income in the form of premiums. The Fund would purchase options and enter into futures transactions for hedging purposes, as a substitute for purchasing or selling particular securities, to manage the effective maturity or duration of the Fund and to maintain liquidity while simulating full investment by the Fund.

* FOREIGN CURRENCY TRANSACTIONS. The Fund would be permitted to engage in foreign currency transactions which involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. Foreign currency transactions would be entered into to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

* LENDING PORTFOLIO SECURITIES. To increase its income, the Fund would be permitted to lend securities from its portfolio up to 33-1/3% of the value of the Fund's total assets to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund currently is permitted to lend its portfolio securities up to 10% of the value of its total assets.

* SHORT-SELLING. The Fund would be permitted to engage in short sales transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer.

CORRESPONDING CHANGES IN INVESTMENT RESTRICTIONS

          If this Proposal is approved by stockholders, the Fund's current Investment Restrictions will be revised to the extent necessary to reflect the Fund's proposed management policies described in this proxy statement, and generally to clarify the extent to which the Fund may invest in certain types of securities or engage in various investment techniques:

*    Investment Restrictions numbered 1, 3 and 4 would be deleted.

* Investment Restrictions numbered 2, 5, 6, 7, 8, 9, 11 and 13 would be revised and, except for Investment Restriction number 9, renumbered.

*    New Investment Restrictions proposed to be numbered 7 and 8 would be added.

          Investment Restriction No. 1, which prohibits the Fund from investing in common stocks, preferred stocks, warrants, other equity securities, or convertible bonds, would be deleted. As described above, the Fund seeks the ability to invest in preferred stocks and convertible securities. Deleting the restriction will involve no other change in the manner in which the Fund's assets are invested.

          Investment Restriction No. 2, proposed to be renumbered as Investment Restriction No. 1, which prohibits the Fund from borrowing money, except to the extent permitted under the 1940 Act, would be revised to clarify that the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be deemed to constitute borrowing.

          Investment Restriction No. 3, which prohibits the Fund from selling securities short, would be deleted.

          Investment Restriction No. 4, which prohibits the Fund from writing or purchasing put or call options, would be deleted.

          Investment Restriction No. 5, proposed to be renumbered as Investment Restriction No. 2, which prohibits the Fund from underwriting the securities of other issuers, would be revised to clarify that the Fund shall not be deemed an underwriter by virtue of disposing of portfolio securities or purchasing municipal obligations directly from an issuer. Without such revision, the Fund could be unnecessarily restricted in its ability to dispose of portfolio securities and purchase municipal obligations.

          Investment Restriction No. 6, proposed to be renumbered as Investment Restriction No. 3, which prohibits the Fund from purchasing or selling real estate, commodities, or oil and gas interests, would be revised to clarify that the Fund may invest in any security secured by real estate or issued by companies that invest in real estate or real estate investment trusts and to reserve for the Fund the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities, and to clarify that the Fund may invest in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          Investment Restriction No. 7, proposed to be renumbered as Investment Restriction No. 4, which prohibits the Fund from making loans, except through the purchase of debt obligations, would be revised to clarify that the Fund may enter into repurchase agreements and to permit the Fund lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

          Investment Restriction No. 8, proposed to be renumbered as Investment Restriction No. 5, which pertains to the Fund's current classification as a diversified investment company, would be revised. Under the 1940 Act, a diversified fund is permitted to invest with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer (the "5% requirement"), provided the investment represents less than 10% of the outstanding voting securities of such issuer (the "10% requirement"). Investment Restriction No. 8 contains an unnecessarily restrictive version of the 5% requirement and the 10% requirement, respectively, because it applies to 100%, not 75%, of the Fund's total assets. The Board recommends revising this Investment Restriction to conform to the 1940 Act's definition of diversification, thus permitting the Fund additional investment flexibility in pursuing its investment objective. If approved by stockholders, the Fund's new policy on diversification will permit the Fund to invest, with respect to 25% of its assets, more than 5% of its assets in an issuer. To the extent that the Fund invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment.

          Investment Restriction No. 9, which prohibits the Fund from investing in companies for the purposes of exercising control, would be designated as a non-fundamental policy. This Investment Restriction was adopted to comply with certain state securities law requirements, but it is not required to be a fundamental policy.

          Investment Restriction No. 10, which prohibits the Fund from investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition or reorganization of assets, would be revised to permit the acquisition of securities of other investment companies to the extent permitted under the 1940 Act and would be designated as a non-fundamental policy.

          Investment Restriction No. 11, proposed to be renumbered as Investment Restriction No. 6, which prohibits the Fund from investing more than 25% of its total assets in any particular industry or industries, would be revised to clarify that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The clarification will not involve any change in the manner in which the Fund's assets are currently managed.

          Investment Restriction No. 12, which prohibits the Fund from investing more than 15% of its assets in illiquid securities, is proposed to be renumbered as Investment Restriction No. 11. No other change to this restriction is proposed.

          Investment Restriction No. 13, proposed to be renumbered as Investment Restriction No. 12, which prohibits the Fund from pledging, mortgaging or hypothecating its assets, except to the extent necessary to secure permitted borrowings, would be revised to clarify that the Fund may deposit assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and may deposit collateral and make margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts and indices.

          New Investment Restriction No. 7 would prohibit the Fund from issuing any senior security, except to the extent that the activities permitted in certain Investment Restrictions may be deemed to give rise to a senior security. This Investment Restriction responds to a technical requirement under the 1940 Act and would be designated as a fundamental policy.

          New Investment Restriction No. 8 would prohibit the Fund from purchasing securities on margin, except that the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices. This Investment Restriction responds to a technical requirement under the 1940 Act and would be designated as a fundamental policy.

          If approved by stockholders, the Fund's Investment Restrictions would read as follows (new language is underscored and language to be deleted is in brackets):

          The Fund may NOT:

          [1. Purchase common stocks, preferred stocks, warrants, other equity securities or convertible bonds.]

          1 [2]. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). FOR PURPOSES OF THIS INVESTMENT RESTRICTION, THE ENTRY INTO OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATING TO INDICES, AND OPTIONS ON FUTURES CONTRACTS OR INDICES SHALL NOT CONSTITUTE BORROWING.

          [3. Sell securities short. ]

          [4. Write or purchase put or call options.]

          2 [5]. Underwrite the securities of other issuers, EXCEPT TO THE EXTENT THE FUND MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BY VIRTUE OF DISPOSING OF PORTFOLIO SECURITIES, AND EXCEPT THAT THE FUND MAY BID SEPARATELY OR AS PART OF A GROUP FOR THE PURCHASE OF MUNICIPAL OBLIGATIONS DIRECTLY FROM AN ISSUER FOR ITS OWN PORTFOLIO TO TAKE ADVANTAGE OF THE LOWER PURCHASE PRICE AVAILABLE.

          3 [6]. Purchase or sell real estate, commodities, or oil and gas interests, PROVIDED THAT THE FUND MAY PURCHASE AND SELL SECURITIES THAT ARE SECURED BY REAL ESTATE OR INTERESTS THEREIN OR ISSUED BY COMPANIES THAT INVEST OR DEAL IN REAL ESTATE OR INTERESTS THEREIN OR REAL ESTATE INVESTMENT TRUSTS AND HOLD AND SELL REAL ESTATE AS A RESULT OF OWNERSHIP OF SUCH SECURITIES OR INSTRUMENTS, AND PROVIDED FURTHER THAT THE FUND MAY PURCHASE AND SELL OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATING TO INDICES, AND OPTIONS ON FUTURES CONTRACTS OR INDICES.

          4 [7]. Make loans to others, except through the purchase of debt obligations [referred to under "Description of the Fund--Management Policies" in the Fund's Prospectus and "Investment Objective and Management Policies" in this Statement of Additional Information. However, the Fund's Board may, on the request of broker-dealers or other institutional investors which it deems qualified, authorize the Fund to lend securities, but only when the borrower pledges cash or equivalent securities as collateral to the Fund and agrees to maintain such collateral so that it amounts to at least 100% of the value of the securities. No such security loan will be made if, as a result, the aggregate of loans exceeds 10% of the value of the Fund's total assets] OR THE ENTRY INTO REPURCHASE AGREEMENTS. HOWEVER, THE FUND MAY LEND ITS PORTFOLIO SECURITIES IN AN AMOUNT NOT TO EXCEED 33-1/3% OF THE VALUE OF THE FUND'S TOTAL ASSETS. ANY LOANS OF PORTFOLIO SECURITIES WILL BE MADE ACCORDING TO GUIDELINES ESTABLISHED BY THE SECURITIES AND EXCHANGE COMMISSION AND THE FUND'S BOARD.

          5 [8]. WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, invest more than 5% of its assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of such issuer except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, which may be purchased without limitation.

          6 [11]. Invest more than 25% of its [total] assets IN THE SECURITIES OF ISSUERS in any particular industry [or industries], PROVIDED THAT THERE SHALL BE NO LIMITATION ON THE PURCHASE OF OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

          7. ISSUE ANY SENIOR SECURITY (AS SUCH TERM IS DEFINED IN SECTION 18(F) OF THE 1940 ACT), EXCEPT TO THE EXTENT THAT THE ACTIVITIES PERMITTED IN INVESTMENT RESTRICTION NOS. 1, 3, 8 AND 12 MAY BE DEEMED TO GIVE RISE TO A SENIOR SECURITY.

          8. PURCHASE SECURITIES ON MARGIN, BUT THE FUND MAY MAKE MARGIN DEPOSITS IN CONNECTION WITH TRANSACTIONS IN OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATED TO INDICES, AND OPTIONS ON FUTURES CONTRACTS OR INDICES.

          9. Invest in companies for the purpose of exercising control.

          10. Invest in securities of other investment companies, except [as they may be acquired as part of a merger, consolidation or acquisition of assets] TO THE EXTENT PERMITTED UNDER THE 1940 ACT.

          11 [12]. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

          12 [13]. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings AND TO THE EXTENT RELATED TO THE DEPOSIT OF ASSETS IN ESCROW IN CONNECTION WITH THE PURCHASE OF SECURITIES ON A WHEN-ISSUED OR DELAYED- DELIVERY BASIS AND COLLATERAL AND INITIAL OR VARIATION MARGIN ARRANGEMENTS WITH RESPECT TO OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATED TO INDICES, AND OPTIONS ON FUTURES CONTRACTS OR INDICES.

          Investment Restrictions numbered 1 through 8 would be fundamental policies of the Fund which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment Restrictions numbered 9 through 12 would not be fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.

VOTE REQUIRED AND BOARD MEMBERS' RECOMMENDATION

          Approval of this Proposal will be sought by ten separate votes, as set forth in the Proxy Card accompanying this Proxy Statement. Each of the eleven votes is independent of the others and will be approved separately upon obtaining the requisite vote described below.

          Approval of this Proposal, with respect to each separate vote, requires the affirmative vote of (a) 67% of the Fund's voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

THE FUND'S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE CHANGES TO CERTAIN OF THE FUND'S FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS.

                             ADDITIONAL INFORMATION

          The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser.

          Premier Mutual Fund Services, Inc., with principal offices at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor.

          Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent.

          Mellon Bank, N.A., The Dreyfus Corporation's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments.

                               VOTING INFORMATION

          The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Officers, employees or agents of the Fund, or its affiliates, also may solicit proxies by contacting stockholders by telephone and telegram. The Fund has retained Management Information Services Corp. ("MIS") to assist in the solicitation of proxies in connection with the Proposal. MIS is expected to charge a fee of approximately $23,300, which will be borne by the Fund. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposals in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposals against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of at least a majority of the Fund's outstanding shares entitled to vote at the Meeting.

          As of April 2, 1998, the following stockholders were known by the Fund to own of record and beneficially 5% or more of the Fund's outstanding voting securities: Nationwide QPVA, c/o IPO Co. 67, P.O. Box 182029, Columbus, Ohio 43218-2029: 12.6302%; Charles Schwab & Co., Inc., Reinvestment Account, Mutual Fund Department, 101 Montgomery Street, San Francisco, California 94104-4122: 11.0532%.

          As of April 2, 1998, the Fund's Board members and officers, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

                                  OTHER MATTERS

          The Fund's Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

          Please advise the Fund, in care of Dreyfus Transfer, Inc., Attention:
Dreyfus A Bonds Plus, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN HIS OR HER PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  May 6, 1998

APPENDIX

          If the relevant components of Proposal 1 are approved, the Fund would be permitted to purchase preferred stocks, convertible debt obligations, convertible preferred stocks and securities of other investment companies and engage in options and futures transactions, foreign currency transactions, short selling and lend its portfolio securities up to 33-1/3% of its total assets as described below. The following information supplements the information contained in the proxy statement describing the Proposal under the caption "Changes to Management Policies."

          PREFERRED STOCKS AND CONVERTIBLE SECURITIES. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

          Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          OPTIONS AND FUTURES TRANSACTIONS. Options and futures are forms of derivatives ("Derivatives") which are entered into for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

          If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

          Although the Fund will not be a commodity pool, certain options and futures transactions subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limit the extent to which the Fund can enter into such transactions. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, The Dreyfus Corporation will consider the credit worthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

FUTURES CONTRACTS--The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Engaging in futures transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures by the Fund also is subject to The Dreyfus Corporation's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

OPTIONS--The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities (or groups or "baskets" of specific securities). A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          The Fund may purchase cash-settled options on interest rate swaps in pursuit of its investment objective. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

          Successful use by the Fund of options will be subject to The Dreyfus Corporation's ability to predict correctly movements in interest rates and prices of securities underlying options. To the extent The Dreyfus Corporation's predictions are incorrect, the Fund may incur losses.

          FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

          SHORT-SELLING. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

          Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

          LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund will continue to be entitled to payments in amounts equal to the interest, or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

                                      * * *

          The following information supplements the information contained in the proxy statement describing the Board's action to authorize the Fund to enter into forward roll transactions and to change the Fund's borrowing policy and the 20% Policy.

          FORWARD ROLL TRANSACTIONS. To enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will establish a segregated account consisting of permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

          LEVERAGE. Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging is limited to 33-1/3% of the value of the Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

          The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.

          For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.

          LOWER RATED SECURITIES. The Fund may invest up to 20% of its total assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, or as low as the lowest rating assigned by Moody's or S&P (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

          Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default, and payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk.

PRELIMINARY COPY

                           DREYFUS A BONDS PLUS, INC.

          The undersigned stockholder of DREYFUS A BONDS PLUS, INC. (the "Fund") hereby appoints Patricia A. Louie and Lawrence B. Stoller and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on April 27, 1998 at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 10:00 a.m. on Thursday, June 11, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the proxy statement for the Meeting.

          Please mark boxes in blue or black ink.


          1. (a) To permit the Fund to purchase preferred stocks, convertible debt obligations and convertible preferred stocks, including to delete Investment Restriction No. 1 (purchasing preferred stocks or convertible bonds).

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN

               (b) To permit the Fund to engage in options and futures transactions, including to revise Investment Restrictions numbered 2 (borrowing money), 4 (put and call options), 6 (as it pertains to commodities) and 13 (pledging assets), and to add Investment Restrictions to be numbered 7 (issuing senior securities) and 8 (purchasing securities on margin).

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN

               (c) To permit the Fund to engage in foreign currency transactions, including to revise Investment Restrictions numbered 2 (borrowing money), 6 (as it pertains to commodities) and 13 (pledging assets).

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN

               (d) To permit the Fund to lend portfolio securities up to 33-1/3% of the value of its total assets, including revising Investment Restriction numbered 7 (securities lending).

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN

               (e) To permit the Fund to engage in short-selling, including to delete Investment Restriction No. 3 (short-selling).

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN

               (f) To permit the Fund to invest in the securities of other investment companies, including revising Investment Restriction No. 10 (other investment companies) and redesignating it as a non-fundamental policy.

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN


               (g) To revise Investment Restriction No. 5 (acting as underwriter).

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN

               (h) To revise Investment Restriction No. 6 (as it pertains to real estate).

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN

               (i)  To revise Investment Restriction No. 8 (diversification).

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN

               (j) To redesignate Investment Restriction No. 9 (investing for control) as a non-fundamental policy.

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN


               (k) To revise Investment Restriction No. 11 (industry concentration).

                    |_|  FOR              |_|  AGAINST            |_|   ABSTAIN

               2. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.



                                            Signature(s) should be exactly as
                                            name or names appearing on this
                                            form. If shares are held jointly,
                                            each holder should sign. If signing
                                            is by attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title.



                                                                   Dated: , 1998



                                                   -------------------------
                                                   Signature(s)




                                                   -------------------------
                                                   Signature(s)


Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope.